UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 27, 2004



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



              DELAWARE                 0-26071           06-1447017
    (State or Other Jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)          File Number)    Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release, dated July 27, 2004, of the Registrant


Item 12. Results of Operations and Financial Condition.

On July 27, 2004, EDGAR Online, Inc. ("EOL") issued a press release describing its results of operations for the second quarter of 2004. On July 27, 2004, EOL held a conference call during which EOL discussed the results of the second quarter of 2004. The press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 27, 2004                     EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
                                           --------------------
                                           Susan Strausberg
                                           Chief Executive Officer and President

                                  EXHIBIT INDEX
                                  -------------

 Exhibit No.          Description
 -----------          -----------

   99.1               Press Release, dated July 27, 2004, of the Registrant